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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 12, 2005
                                                          ----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

    Delaware                    333-120575                     74-2440850
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 (State or other               (Commission                   (IRS Employer
 jurisdiction of               File Number)               Identification No.)
 incorporation)

            745 Seventh Avenue, 7th Floor
                 New York, New York                               10019
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      (Address of principal executive offices)                  Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                    No Change
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          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01. Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,233,623,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 4-AX, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-AX, Class B1-I, Class B2-I, Class B3-I, Class B4-I, Class B5-I, Class B1-II, Class B2-II, Class B3-II, Class B4-II, Class B5-II and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-17 on July 29, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated July 26, 2005, as supplemented by the Prospectus Supplement, dated July 28, 2005 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and Wells Fargo Bank, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 4-AX, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-AX, Class B1-I, Class B2-I, Class B3-I, Class B4-I, Class B5-I, Class B6-I, Class B7-I, Class B8-I, Class B1-II, Class B2-II, Class B3-II, Class B4-II, Class B5-II, Class B6-II, Class B7-II, Class B8-II, Class P-I, Class P-II and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,245,675,530.47 as of July 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



                                       2
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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

               1.1 Terms Agreement, dated July 27, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

               4.1 Trust Agreement, dated as of July 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, National Association, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

               99.2 Servicing Agreement, dated as of July 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

               99.3 Transfer Notice, dated as of July 1, 2005, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

               99.4 Correspondent Servicing Agreement, dated as of June 26, 2002, among Colonial Savings, F.A., Lehman Brothers Bank, FSB and Aurora Loan Services Inc.

               99.5 Reconstituted Servicing Agreement, dated as of July 1, 2005 between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

               99.6 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

               99.7 Reconstituted Servicing Agreement, dated as of July 1, 2005 between Bank of America, National Association and Lehman Brothers Holdings Inc.

               99.8 Second Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2005, between Bank of America, National Association and Lehman Brothers Bank, FSB.

               99.9 Reconstituted Servicing Agreement, dated as of July 1, 2005, between GreenPoint Mortgage Funding, Inc. and Lehman Brothers Holdings Inc.

               99.10 Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.



                                       4
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRUCTURED ASSET SECURITIES
                                    CORPORATION


                                    By: /s/ Michael C. Hitzmann
                                        --------------------------------------
                                    Name: Michael C. Hitzmann
                                    Title: Vice President

Date:  August 12, 2005



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                                  EXHIBIT INDEX


Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
   1.1                    Terms Agreement, dated July 27, 2005, between Structured Asset Securities
                          Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

   4.1                    Trust Agreement, dated as of July 1, 2005, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services LLC, as Master
                          Servicer, and Wells Fargo Bank, National Association, as Trustee.

   99.1                   Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
                          Securities Corporation, as Purchaser.

   99.2                   Servicing Agreement, dated as of July 1, 2005, between Lehman Brothers
                          Holdings Inc. and Aurora Loan Services LLC.

   99.3                   Transfer Notice, dated as of July 1, 2005, between Colonial Savings, F.A.
                          and Lehman Brothers Holdings Inc.

   99.4                   Correspondent Servicing Agreement, dated as of June 26, 2002, among
                          Colonial Savings, F.A., Lehman Brothers Bank, FSB and Aurora Loan Services
                          Inc.

   99.5                   Reconstituted Servicing Agreement, dated as of July 1, 2005 between
                          Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

   99.6                   Flow Seller's Warranties and Servicing Agreement, dated as of June 1,
                          2004, by and between Lehman Brothers Bank, FSB and Countrywide Home
                          Loans, Inc.

   99.7                   Reconstituted Servicing Agreement, dated as of July 1, 2005 between Bank of America, National Association and Lehman Brothers Holdings Inc.

   99.8                   Second Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement,
                          dated as of June 1, 2005, between Bank of America, National Association and
                          Lehman Brothers Bank, FSB.


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

   99.9                   Reconstituted Servicing Agreement, dated as of July 1, 2005, between
                          GreenPoint Mortgage Funding, Inc. and Lehman Brothers Holdings Inc.

   99.10                  Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, between Lehman Brothers Bank, FSB and GreenPoint
                          Mortgage Funding, Inc.
